Exhibit 99.1

Doma Reports Second Quarter 2024 Financial Results

SAN FRANCISCO--(Business Wire)--August 13, 2024-- Doma Holdings, Inc. (NYSE: DOMA) (“Doma” or the “Company”), a leading force for disruptive change in the real estate industry, today reported financial results and key operating data for the three months ended June 30, 2024.

Second Quarter 2024 Business Highlights (1)(2):

●	Total revenues of $78 million, up 18% versus Q1 2024

●	Retained premiums and fees of $15 million, up 13% versus Q1 2024

●	Gross profit of $5 million, up 23% versus Q1 2024

●	Adjusted gross profit of $8 million, up 15% versus Q1 2024

●	Net loss of $19 million, compared to a net loss of $19 million in Q1 2024

●	Adjusted EBITDA loss of $3 million, compared to a loss of $6 million in Q1 2024

“We are pleased with the continued progress our team is making toward achieving our strategic goals,” said Max Simkoff, Doma CEO.

(1)

Reconciliations of retained premiums and fees, adjusted gross profit, and the other financial measures used in this press release that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) to the nearest measures prepared in accordance with GAAP have been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

(2)	Doma has exited its local retail operations nationwide. Local and associated operations are classified as “discontinued operations” and segregated in Doma’s financial results beginning in the third quarter ended September 30, 2023. The financial results and key operating data highlighted today reflect the continuing operations of Doma, excluding the discontinued local and associated operations.

Pending Transaction

As previously announced on March 28, 2024, Doma entered into a definitive agreement and plan of merger to be acquired by Title Resources Group (“TRG”) in an all-cash transaction for $6.29 per share.  The pending transaction would result in Doma becoming a private company and is expected to close in the second half of 2024, subject to certain closing conditions, including the approval of the holders of a majority of Doma’s common stock that are not affiliated with LENX ST Investor, LLC and LEN FW Investor, LLC and certain other persons.

In light of the pending transaction, Doma will not hold an earnings conference call or provide forward looking guidance.

About Doma Holdings, Inc.

Doma is a real estate technology company that is disrupting a century-old industry by building an instant and frictionless home closing experience for buyers and sellers. Doma uses proprietary machine intelligence technology and deep human expertise to create a vastly more simple and affordable experience for everyone involved in a residential real estate transaction, including current and prospective homeowners, mortgage lenders, title agents, and real estate professionals. With Doma, what used to take days can now be done in minutes, replacing an arcane and cumbersome process with a digital experience designed for today’s world. To learn more visit doma.com.

Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as retained premiums and fees, adjusted gross profit and adjusted EBITDA, have not been prepared in accordance with GAAP. Retained premiums and fees is defined as total revenue less premiums retained by agents. Adjusted gross profit is defined as gross profit (loss), adjusted to exclude the impact of depreciation and amortization. Adjusted EBITDA is defined as net income (loss) before interest, income taxes and depreciation and amortization, and further adjusted to exclude the impact of net loss from discontinued operations, stock-based compensation, severance and interim salary costs, long-lived asset impairment, merger transaction costs, change in fair value of local sales deferred earnout, and the change in fair value of warrant and sponsor covered shares liabilities. Doma believes that the use of retained premiums and fees, adjusted gross profit and adjusted EBITDA provides additional tools to assess operational performance and trends in, and in comparing Doma's financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Doma’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Doma’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

Forward-Looking Statements Legend

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The absence of these words does not mean that a statement is not forward-looking. Such statements are based on the beliefs of, as well as assumptions made by information currently available to Doma management. These forward-looking statements include, but are not limited to, statements regarding our ability to offer our technology through, and enter into commercial relationships with, mortgage technology platforms (including any specific partner mentioned), primary and/or secondary mortgage market participants and/or their customers, estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market ("TAM"), market share and competition, the ability to expand our product offerings geographically and/or add additional partners, and the impact of FHFA’s recently announced “title acceptance” pilot and/or our level of participation, if any, in such pilot, and the pending transaction with the Title Resources Group. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectation of Doma’s management and are not predictions of actual performance. These forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; risks relating to the uncertainty of our market opportunities; future global, regional or local economic, political, market and social conditions; the development, effects and enforcement of laws and regulations, including with respect to the title insurance industry; Doma’s ability to manage its future growth or to develop or acquire enhancements to its platform; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; Doma’s ability to complete the pending transaction with Title Resources Group on the anticipated timeline, if at all; and those other factors described in Part I, Item 1A - “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent reports filed by Doma from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

If any of these risks materialize or Doma’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Doma does not presently know or that Doma currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Doma’s expectations, plans or forecasts of future events and views as of the date of this press release. Doma anticipates that subsequent events and developments will cause Doma’s assessments to change. However, while Doma may elect to update these forward-looking statements at some point in the future, Doma specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Doma’s assessment as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Key Operating and Financial Indicators from Continuing Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited - in thousands)
GAAP financial data:
Revenue (1)	$77,646	$81,279	$143,713	$150,091
Gross profit (2)	$5,056	$1,972	$9,164	$4,073
Net loss (3)	$(19,008)	$(24,253)	$(38,482)	$(55,486)
Non-GAAP financial data (4):
Retained premiums and fees	$15,474	$16,509	$29,150	$30,784
Adjusted gross profit	$8,131	$4,881	$15,224	$9,844
Ratio of adjusted gross profit to retained premiums and fees	53%	30%	52%	32%
Adjusted EBITDA	$(2,665)	$(12,141)	$(8,227)	$(24,926)

_________________

(1)	Revenue is comprised of (i) net premiums written, (ii) escrow, other title-related fees and other, and (iii) investment, dividend and other income.
(2)

Gross profit, calculated in accordance with GAAP, is calculated as total revenue, minus premiums retained by agents, direct labor expense (including mainly personnel expense for certain employees involved in the direct fulfillment of policies) and direct non-labor expense (including mainly title examination expense, provision for claims, and depreciation and amortization). In our consolidated income statements, depreciation and amortization is recorded under the “other operating expenses” caption.

(3)	Net loss is made up of the components of revenue and expenses.
(4)	Retained premiums and fees, adjusted gross profit and adjusted EBITDA are non-GAAP financial measures.

Non-GAAP Financial Measures

Retained premiums and fees

The following table reconciles our continuing operations retained premiums and fees to our gross profit, the most closely comparable GAAP financial measure, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited - in thousands)
Revenue	$77,646	$81,279	$143,713	$150,091
Minus:
Premiums retained by agents	62,172	64,770	114,563	119,307
Retained premiums and fees	$15,474	$16,509	$29,150	$30,784
Minus:
Direct labor	3,148	3,327	6,562	7,135
Provision for claims	1,183	5,330	1,913	8,617
Depreciation and amortization	3,075	2,909	6,060	5,771
Other direct costs (1)	3,012	2,971	5,451	5,188
Gross Profit	$5,056	$1,972	$9,164	$4,073

__________________

(1)	Includes title examination expense, office supplies, and premium and other taxes.

Adjusted gross profit

The following table reconciles our continuing operations adjusted gross profit to our gross profit, the most closely comparable GAAP financial measure, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited - in thousands)
Gross Profit	$5,056	$1,972	$9,164	$4,073
Adjusted for:
Depreciation and amortization	3,075	2,909	6,060	5,771
Adjusted Gross Profit	$8,131	$4,881	$15,224	$9,844

Adjusted EBITDA

The following table reconciles our continuing operations adjusted EBITDA to our net loss, the most closely comparable GAAP financial measure, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited - in thousands)
Net loss (GAAP)	$(20,397)	$(35,877)	$(40,948)	$(78,000)
Adjusted for:
Depreciation and amortization	3,075	2,909	6,060	5,771
Interest expense	7,838	5,021	14,442	8,992
Income taxes	56	156	(448)	312
EBITDA	$(9,428)	$(27,791)	$(20,894)	$(62,925)
Adjusted for:
Loss from discontinued operations, net of taxes	1,389	11,624	2,466	22,514
Stock-based compensation	3,784	2,833	8,487	7,826
Severance and interim salary costs	5	860	69	7,341
Long-lived asset impairment	—	441	—	441
Merger transaction costs	930	—	930	—
Change in fair value of Warrant and Sponsor Covered Shares liabilities	66	(108)	305	(123)
Change in fair value of Local Sales Deferred Earnout	589	—	410	—
Adjusted EBITDA	$(2,665)	$(12,141)	$(8,227)	$(24,926)

The following table reconciles our continuing operations adjusted gross profit to our adjusted EBITDA, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited - in thousands)		(Unaudited - in thousands)
Adjusted Gross Profit	$8,131	$4,881	$15,224	$9,844
Minus:
Customer acquisition costs	1,495	1,687	2,970	4,023
Other indirect costs (1)	9,301	15,335	20,481	30,747
Adjusted EBITDA	$(2,665)	$(12,141)	$(8,227)	$(24,926)

__________________

(1)	Includes corporate support, research and development, and other operating costs.

Doma Holdings, Inc.

Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited - in thousands, except share and per share information)	2024	2023	2024	2023
Revenues:
Net premiums written (1)	$75,408	$78,962	$138,921	$145,732
Escrow, other title-related fees and other	922	798	1,993	1,762
Investment, dividend and other income	1,316	1,519	2,799	2,597
Total revenues	$77,646	$81,279	$143,713	$150,091

Expenses:
Premiums retained by agents (2)	$62,172	$64,770	$114,563	$119,307
Title examination expense	1,173	1,241	2,031	1,974
Provision for claims	1,183	5,330	1,913	8,617
Personnel costs	13,174	17,434	27,789	42,842
Other operating expenses	10,992	11,247	21,600	23,215
Long-lived asset impairment	—	441	—	441
Total operating expenses	$88,694	$100,463	$167,896	$196,396

Operating loss from continuing operations	$(11,048)	$(19,184)	$(24,183)	$(46,305)

Other (expense) income:
Change in fair value of Warrant and Sponsor Covered Shares liabilities	(66)	108	(305)	123
Interest expense	(7,838)	(5,021)	(14,442)	(8,992)
Loss from continuing operations before income taxes	$(18,952)	$(24,097)	$(38,930)	$(55,174)

Income tax benefit (expense)	(56)	(156)	448	(312)
Loss from continuing operations, net of taxes	$(19,008)	$(24,253)	$(38,482)	$(55,486)

Loss from discontinued operations, net of taxes	(1,389)	(11,624)	(2,466)	(22,514)

Net loss	$(20,397)	$(35,877)	$(40,948)	$(78,000)

Earnings per share:
Net loss from continuing operations per share attributable to stockholders - basic and diluted	$(1.36)	$(1.82)	$(2.78)	$(4.18)
Net loss per share attributable to stockholders - basic and diluted	$(1.46)	$(2.69)	$(2.95)	$(5.88)
Weighted average shares outstanding common stock - basic and diluted	13,992,669	13,324,215	13,864,422	13,259,894

__________________

(1)	Net premiums written includes revenues from a related party of $38.0 million and $33.5 million during the three months ended June 30, 2024 and 2023, respectively. Net premiums written includes revenues from a related party of $72.1 million and $63.5 million during the six months ended June 30, 2024 and 2023, respectively.
(2)	Premiums retained by agents includes expenses associated with a related party of $30.7 million and $27.1 million during the three months ended June 30, 2024 and 2023, respectively. Premiums retained by agents includes expenses associated with a related party of $58.2 million and $51.2 million during the six months ended June 30, 2024 and 2023, respectively.

Doma Holdings, Inc.

Consolidated Balance Sheets

(Unaudited - in thousands, except share information)	June 30, 2024	December 31, 2023
Assets
Cash and cash equivalents	$69,098	$65,939
Restricted cash	3,999	5,228
Investments:
Fixed maturities
Held-to-maturity debt securities, at amortized cost (net of allowance for credit losses of $5 at June 30, 2024 and $125 at December 31, 2023)	7,445	18,179
Available-for-sale debt securities, at fair value (amortized cost $41,978 at June 30, 2024 and $58,516 at December 31, 2023)	41,727	58,032
Mortgage loans	45	45
Total investments	$49,217	$76,256
Trade and other receivables (net of allowance for credit losses of $2,024 at June 30, 2024 and $1,802 at December 31, 2023)	23,364	24,452
Prepaid expenses, deposits and other assets	8,613	4,614
Lease right-of-use assets	3,457	4,175
Fixed assets (net of accumulated depreciation of $33,991 at June 30, 2024 and $26,272 at December 31, 2023)	27,902	30,945
Title plants	2,716	2,716
Goodwill	23,413	23,413
Assets held for disposal	1,893	2,563
Total assets	$213,672	$240,301

Liabilities and stockholders’ deficit
Accounts payable	$5,248	$1,798
Accrued expenses and other liabilities	11,762	12,700
Lease liabilities	7,322	8,838
Loan and Security Agreement, net of debt issuance costs and original issue discount	168,530	154,087
Liability for loss and loss adjustment expenses	74,817	81,894
Warrant liabilities	92	26
Sponsor Covered Shares liability	325	86
Liabilities held for disposal	5,546	6,783
Total liabilities	$273,642	$266,212

Commitments and contingencies

Stockholders’ deficit:

Common stock, 0.0001 par value; 80,000,000 shares authorized at June 30, 2024; 14,074,805 and 13,524,203 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	$1	$1
Additional paid-in capital	600,430	593,772
Accumulated deficit	(660,149)	(619,201)
Accumulated other comprehensive income	(252)	(483)
Total stockholders’ deficit	$(59,970)	$(25,911)
Total liabilities and stockholders’ deficit	$213,672	$240,301

Investor Contact: Dave DeHorn | Chief Strategy Officer and Interim Head of Investor Relations for Doma | ir@doma.com

SOURCE Doma Holdings, Inc.